                                                                    EXHIBIT 99.4
                         NOTICE OF GUARANTEED DELIVERY

                                      FOR
                           TENDER OF ALL OUTSTANDING
                     9% SENIOR SUBORDINATED NOTES DUE 2008
                              IN EXCHANGE FOR NEW
                9% SERIES B SENIOR SUBORDINATED NOTES DUE 2008

                                       OF

                         P&L COAL HOLDINGS CORPORATION

     Registered holders of outstanding 9% Senior Subordinated Notes due 2008 (the "Old Senior Subordinated Notes") who wish to tender their Old Senior Subordinated Notes in exchange for a like principal amount of new 9% Series B Senior Subordinated Notes due 2007 (the "Exchange Notes") and whose Old Senior Subordinated Notes are not immediately available or who cannot deliver their Old Senior Subordinated Notes and Letter of Transmittal (and any other documents required by the Letter of Transmittal) to State Street Bank and Trust Company (the "Exchange Agent") prior to the Expiration Date, may use this Notice of Guaranteed Delivery or one substantially equivalent hereto. This Notice of Guaranteed Delivery may be delivered by hand or sent by facsimile transmission (receipt confirmed by telephone and an original delivered by guaranteed overnight courier) or mail to the Exchange Agent. See "The Senior Subordinated Exchange Offer--Procedure for Tendering Old Senior Subordinated Notes" in the Prospectus.

                 THE EXCHANGE AGENT FOR THE EXCHANGE OFFER IS:

                      STATE STREET BANK AND TRUST COMPANY
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     By Hand/Overnight Courier:                      By Mail:

 State Street Bank and Trust Company   State Street Bank and Trust Company
            P. O. Box 778                    Two International Place
     Boston, Massachusetts 02102           Boston, Massachusetts 02110
 Attn.:  Corporate Trust Department    Attn.:  Corporate Trust Department
            Kellie Mullen                         Kellie Mullen
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                       By Facsimile: (617) 664-5314

                    Attn.: Corporate Trust Department
                        Telephone:  (617) 664-5587
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     DELIVERY OF THIS NOTICE OF GUARANTEED DELIVERY TO AN ADDRESS OTHER THAN AS
SET FORTH ABOVE OR TRANSMISSION VIA A FACSIMILE TRANSMISSION TO A NUMBER OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY.

     This Notice of Guaranteed Delivery is not to be used to guarantee signatures. If a signature on a Letter of Transmittal is required to be guaranteed by an Eligible Institution (as defined in the Prospectus), such signature guarantee must appear in the applicable space provided on the Letter of Transmittal for Guarantee of Signatures.
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                                                                               2

Ladies and Gentlemen:

     The undersigned hereby tenders to the Exchange Agent the principal amount of Old Senior Subordinated Notes indicated below, upon the terms and subject to the conditions contained in the Prospectus dated ______ __, 1998 of P&L Coal Holdings Corporation (the "Prospectus"), receipt of which is hereby acknowledged.

                       DESCRIPTION OF SECURITIES TENDERED

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                               Name and address of      Certificate Number(s)
                             registered holder as it        of Old Senior
                            appears on the Old Senior    Subordinated Notes     Principal Amount
                               Subordinated Notes       Tendered (or Account      of Old Senior
                                  (Please Print)        Number at Book-Entry   Subordinated Notes
 Name of Tendering Holder                                    Facility)              Tendered
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


                                   SIGN HERE

Name of Registered or Acting Holder:___________________________________________

Signature(s):__________________________________________________________________

Name(s) (please print):________________________________________________________

Address:_______________________________________________________________________

        _______________________________________________________________________

Telephone Number:______________________________________________________________

Date:__________________________________________________________________________

                   THE FOLLOWING GUARANTEE MUST BE COMPLETED

                             GUARANTEE OF DELIVERY

                    (NOT TO BE USED FOR SIGNATURE GUARANTEE)

          The undersigned, a member of a recognized signature guarantee medallion program within the meaning of Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended, hereby guarantees to deliver to the Exchange Agent at one of its addresses set forth above, the certificates representing the Old Senior Subordinated Notes (or a confirmation of book-entry transfer of such Old Senior Subordinated Notes into the Exchange Agent's account at the book-entry transfer facility), together with a properly completed and duly executed Letter of Transmittal (or facsimile thereof), with any required signature guarantees, and any other documents required by the Letter of Transmittal within three business days after the Expiration Date (as defined in the Prospectus and the Letter of Transmittal).

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Name of Firm:________________         __________________________________
                                      (Authorized Signature)
Address:_____________________
                                      Title:____________________________

_____________________________         Name:_____________________________
                   (Zip Code)                (Please type or print)

Area Code and Telephone No.:

_____________________________         Date:_____________________________

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          NOTE: DO NOT SEND OLD SENIOR SUBORDINATED NOTES WITH THIS NOTICE OF
GUARANTEED DELIVERY. OLD SENIOR SUBORDINATED NOTES SHOULD BE SENT WITH YOUR LETTER OF TRANSMITTAL.